EXHIBIT 24.1

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

DATED:  February 20, 2009

/s/ Daniel D. Diethlem
Daniel D. Diethlem

STATE OF ARIZONA	)
)
County of Maricopa	)

On this 20th day of February, 2009, before me, the undersigned Notary Public, personally appeared Daniel D. Diethlem, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Douglas J. Reich
Notary Public	Douglas J. Reich

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

DATED:  February 24, 2009

/s/ Johann J. Dreyer
Johann J. Dreyer

STATE OF ARIZONA	)
)
County of Maricopa	)

On this 24th day of February, 2009, before me, the undersigned Notary Public, personally appeared Johann J. Dreyer, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Douglas J. Reich
Notary Public	Douglas J. Reich

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

DATED:  February 24, 2009

/s/ Keith B. Geeslin
Keith B. Geeslin

STATE OF ARIZONA	)
)
County of Maricopa	)

On this 24th day of February, 2009, before me, the undersigned Notary Public, personally appeared Keith B. Geeslin, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Douglas J. Reich
Notary Public	Douglas J. Reich

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

DATED:  February 24, 2009

/s/ Ian K. Marsh
Ian K. Marsh

STATE OF ARIZONA	)
)
County of Maricopa	)

On this 24th day of February, 2009, before me, the undersigned Notary Public, personally appeared Ian K. Marsh, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Douglas J. Reich
Notary Public	Douglas J. Reich

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

DATED:  February 24, 2009

/s/ Phillip J. Riese
Phillip J. Riese

STATE OF ARIZONA	)
)
County of Maricopa	)

On this 24th day of February, 2009, before me, the undersigned Notary Public, personally appeared Phillip J. Riese, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Douglas J. Reich
Notary Public	Douglas J. Reich

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

DATED:  February 26, 2009

/s/ Norman Stout
Norman Stout

STATE OF ARIZONA	)
)
County of Maricopa	)

On this 26th day of February, 2009, before me, the undersigned Notary Public, personally appeared Norman Stout, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Douglas J. Reich
Notary Public	Douglas J. Reich

My commission expires:

October 28, 2012